                                                                    EXHIBIT 99.2



                        GOVERNMENT PROPERTIES TRUST, INC.


                    Supplemental Operating and Financial Data
                              For the Quarter Ended
                                December 31, 2004


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                                TABLE OF CONTENTS

CORPORATE DATA

         Company Background                                                      3
         Investor Information/Common Stock Data/Dividend Per Share               4

CONSOLIDATED FINANCIAL RESULTS

         Financial Highlights                                                    5
         Consolidated Balance Sheets                                             6
         Consolidated Statements of Operations                                   7
         Consolidated Statements of Cash Flows                                   8
         Funds from Operations                                                   9
         Reconciliation of Earnings Before Interest, Taxes and Depreciation     10
                  and Amortization
         Debt Summary                                                           11

PORTFOLIO DATA

         Portfolio Overview                                                     12
         Occupancy and Delinquency Rates                                        13
         Forward-looking information and Non-GAAP information                   14


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                               COMPANY BACKGROUND


Government Properties Trust, Inc. invests primarily in single tenant properties under long-term leases to the U.S. government, state governments, local governments, and government-sponsored enterprises. We are a self-managed, self-administered real estate investment trust, or REIT. We believe that we are the only public company focused solely on investing in government-leased properties.

Our business consists of buying and managing recently built or renovated office properties primarily leased to the federal government, acting through the General Services Administration ("GSA"), the federal government's property management arm, under long-term leases. We began formal operations with our first property acquisition in December 2002. At December 31, 2004, we owned twelve GSA-leased properties located throughout the United States (one property acquired in the first quarter of 2003, three properties in the second quarter of 2003, one property acquired in the second quarter of 2004, two properties acquired in the second quarter of 2004, two properties acquired in the third quarter of 2004 and three properties acquired in the fourth quarter of 2004). These properties are 98% occupied and had a weighted-average remaining lease term of approximately 12 years based on the square footage of the properties as of December 31, 2004. We own each of our properties through separate wholly-owned entities. We intend to expand our portfolio by acquiring additional primarily government-leased properties.

We completed an initial public offering of our common stock and listed our common stock on the NYSE in January 2004. In connection with this offering, we received net proceeds (after expenses) of approximately $177 million. At this time, we also reincorporated in Maryland and changed our name to Government Properties Trust, Inc. The historical operations included in the consolidated financial statements are those of our predecessor company (Gen-Net Lease Income Trust, Inc.).

This Supplemental Operating and Financial Data package supplements the information provided in our annual and quarterly reports filed with the Securities and Exchange Commission (SEC). Additional information about us and our properties is also available at our website www.gptrust.com.


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                              INVESTOR INFORMATION

                               BOARD OF DIRECTORS

Jerry D. Bringard                             Robert M. Ames
Chairman

Spencer I. Browne                             Philip S. Cottone

Robert A. Peck                                Thomas D. Peschio

Richard H. Schwachter

                                   MANAGEMENT

Thomas D. Peschio                             Nancy D. Olson
President & Chief Executive Officer           Chief Financial Officer, Treasurer

Oscar Peterson                                D. Gary Marron
Director of Asset Acquisition                 Director of Asset Management

James E. Okell                                Edward C. Fuxa
Director of Acquisition Processing            Director of Accounting and Finance

John D. Ellsworth
General Counsel

                               COMPANY INFORMATION

CORPORATE HEADQUARTERS                        INVESTOR RELATIONS CONTACT
10250 Regency Circle                          Sharon D. Latham
Suite 100                                     (402) 391-0010 ext. 207
Omaha, Nebraska  68114                        (402) 391-4144 (fax)
(402) 391-0010                                slatham@gptrust.com


                                 TRADING MARKET

Our common stock is traded on the New York Stock Exchange under the symbol "GPP." Our common stock began trading on January 27, 2004.

                                    DIVIDENDS

We declared our initial dividend of $0.075 per share of common stock, which we paid on January 31, 2003. We paid subsequent quarterly dividends of $0.15 per share on April 15, 2003, July 15, 2003, October 15, 2003, January 15, 2004,
April 15, 2004, July 15, 2004, October 15, 2004 and January 15, 2005.


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                        GOVERNMENT PROPERTIES TRUST, INC.
                               FOURTH QUARTER 2004
                              FINANCIAL HIGHLIGHTS

                                                            (UNAUDITED)
                                                            -----------
                                                         THREE MONTHS ENDED                 YEAR ENDED
                                                            DECEMBER 31,                   DECEMBER 31,
                                                            ------------                   ------------
                                                         2004          2003           2004             2003
                                                    -------------   -----------    -----------     -----------
INCOME ITEMS
  Total revenue ................................... $   4,192,392   $   998,706    $ 9,458,319     $ 2,812,476
  Income(loss) from continuing operations(1)              200,958       (45,614)    (3,157,403)       (429,274)
  Net income(loss).................................       526,306       (42,939)    (2,743,531)       (382,116)
  Income(loss) from continuing operations
    per share .....................................          0.01         (0.04)         (0.16)          (0.51)
  Net income(loss) per common share ...............          0.03         (0.04)         (0.14)          (0.46)
  Funds from operations (FFO) .....................     1,417,913       206,673       (431,195)        375,284
  FFO per common share ............................          0.07          0.21          (0.02)          (0.02)
  Earnings before interest, taxes and
    depreciation and amortization (EBITDA) ........     2,793,760       644,010      2,659,030       1,570,021
  Dividends declared per share ....................          0.60          0.60           0.60            0.60



                                                     DECEMBER 31,    DECEMBER 31,
                                                        2004            2003
                                                        ----            ----
BALANCE SHEET ITEMS
  Investment in real estate, net...................$ 155,370,667    $  34,074,023
  Total cash and cash equivalents..................   95,918,151        1,029,744
  Total debt.......................................   77,584,897       29,437,225


(1) Includes expense of $2,097,900 in the first quarter of 2004 for issuance of warrant.
(2) For reconciliation of the difference between FFO and net loss, see page 9.
(3) For reconciliation of the difference between EBITDA and net loss, see page
    10.

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                        GOVERNMENT PROPERTIES TRUST, INC.
                               FOURTH QUARTER 2004
                           CONSOLIDATED BALANCE SHEETS

                                                                                  DECEMBER 31,           DECEMBER 31,
                                                                                      2004                   2003
                                                                                  -------------         -------------
                                   ASSETS
Real estate at cost:
  Land ...................................................................        $  13,713,237         $   4,545,637
  Buildings and improvements .............................................          117,069,518            24,050,859
  Tenant origination costs ...............................................           26,628,718             6,200,441
  Real estate under development ..........................................            1,180,523                    --
  Furniture and equipment ................................................              185,818                34,486
                                                                                  -------------         -------------
                                                                                    158,777,814            34,831,423
  Accumulated depreciation ...............................................           (3,407,147)             (757,400)
                                                                                  -------------         -------------
                                                                                    155,370,667            34,074,023
Cash and cash equivalents ................................................           93,814,813               760,859
Restricted cash escrows ..................................................            2,103,338               268,885
Tenant receivables .......................................................            1,501,850               332,651
Notes receivable from tenant .............................................              665,216               111,773
Deferred costs, net ......................................................              937,156             1,948,350
Real estate deposits .....................................................              685,993               500,000
Property held for sale ...................................................                   --             4,266,438
Other assets .............................................................            1,241,554               411,607
                                                                                  -------------         -------------
Total assets .............................................................        $ 256,320,587         $  42,674,586
                                                                                  =============         =============
                            LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Accounts payable and accrued expenses ..................................        $   3,226,655         $   2,116,101
  Dividends payable ......................................................            3,104,340               147,536
  Lines of credit ........................................................                   --             3,047,655
  Mortgage notes payable .................................................           77,584,897            24,647,478
  Mortgage note payable-- affiliate ......................................                   --             1,639,219
  Liabilities related to property held for sale ..........................                   --             3,195,359
  Advances from affiliate ................................................                   --               102,873
                                                                                  -------------         -------------
Total liabilities ........................................................           83,915,892            34,896,221
Stockholders' equity:
  Common stock ($0.01 par value at December 31, 2004 and $10 par value at
   December 31, 2003; 50,000,000 shares authorized, 20,695,567 and 975,552 shares issued and outstanding at December 31, 2004
   and 2003, respectively) ...............................................              205,223             8,682,228
  Additional paid-in capital .............................................          188,259,230                    --
  Accumulated deficit ....................................................          (16,059,758)             (903,863)
                                                                                  -------------         -------------
Total stockholders' equity ...............................................          172,404,695             7,778,365
                                                                                  -------------         -------------
Total liabilities and stockholders' equity ...............................        $ 256,320,587         $  42,674,586
                                                                                  =============         =============


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                        GOVERNMENT PROPERTIES TRUST, INC.
                               FOURTH QUARTER 2004
                      CONSOLIDATED STATEMENTS OF OPERATIONS



                                                                        (UNAUDITED)
                                                                    THREE MONTHS ENDED                       YEAR ENDED
                                                                        DECEMBER 31,                         DECEMBER 31,
                                                             -------------------------------       -------------------------------
                                                                   2004             2003               2004               2003
                                                             -------------------------------       -------------------------------
Revenue:
   Rental income ......................................      $  4,031,516       $    998,706       $  9,091,592       $  2,812,476
   Tenant reimbursements ..............................           160,876                 --            366,727                 --
                                                             ------------       ------------       ------------       ------------
Total revenue .........................................         4,192,392            998,706          9,458,319          2,812,476
Expenses:
   Property operations ................................           723,268            236,147          1,849,838            623,178
   Real estate taxes ..................................           386,506             66,421            964,934            238,170
   Depreciation and amortization ......................         1,212,756            253,677          2,649,747            764,089
   General and administrative .........................           994,204             39,159          4,020,414            440,668
                                                             ------------       ------------       ------------       ------------
Total expenses ........................................         3,316,734            595,404          9,484,933          2,066,105
                                                             ------------       ------------       ------------       ------------
Operating (loss) income ...............................           875,658            403,302            (26,614)           746,371
Other income (expense):
   Interest income ....................................           481,508            (20,874)         1,719,925             21,635
   Expense ............................................        (1,054,698)          (433,272)        (2,481,219)        (1,188,050)
   Expense from issuance of warrant ...................                --                 --         (2,097,900)                --
   Amortization of deferred financing fees ............          (101,510)             5,231           (271,595)            (9,230)
                                                             ------------       ------------       ------------       ------------
Income (loss) from continuing operations ..............           200,958            (45,614)        (3,157,404)          (429,274)
                                                             ------------       ------------       ------------       ------------
Discontinued operations:
   Gain from disposal of property .....................           313,857                 --            313,857                 --
   Income from property held for sale .................            11,491              2,675            100,015             47,158
                                                             ------------       ------------       ------------       ------------
Income from discontinued operations ...................           325,348              2,675            413,872             47,158
                                                             ------------       ------------       ------------       ------------
Net income (loss) .....................................      $    526,306       $    (42,939)      $ (2,743,531)      $   (382,116)
                                                             ============       ============       ============       ============
Earnings per share:
   Income (loss) from continuing operations ...........      $       0.01       $      (0.04)      $      (0.16)      $      (0.51)
   Income from discontinued operations ................              0.02               0.00               0.02               0.05
                                                             ============       ============       ============       ============
   Net income (loss) ..................................      $       0.03       $       0.04       $      (0.14)      $      (0.46)
                                                             ============       ============       ============       ============
Distributions declared per share ......................      $       0.15       $       0.15       $       0.60       $       0.60
                                                             ============       ============       ============       ============
Weighted average shares outstanding(1) ................        20,693,202            975,552         19,071,652            836,133
                                                             ============       ============       ============       ============

(1) For the three months ended December 31, 2003 and for the years ended
    December 31, 2004 and 2003, basic and diluted weighted average shares outstanding are the same due to the net loss recorded for these periods.
    For the three months ended December 31, 2004 the basic and diluted weighted average shares outstanding were 20,518,535 and 20,693,202, respectively.

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                        GOVERNMENT PROPERTIES TRUST, INC.
                               FOURTH QUARTER 2004
                      CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                  DECEMBER 31,
                                                                  ------------
                                                           2004                 2003
                                                       -------------       -------------
OPERATING ACTIVITIES
Net loss ..........................................    $  (2,743,531)      $    (382,116)
Adjustments to reconcile net loss
  to net cash (used in) provided by
  operating activities:
  Depreciation and amortization ...................        2,649,747             764,089
  Amortization of deferred financing fees ........           271,595               9,230
  Expense from issuance of warrants ...............        2,097,900                  --
  Compensation expense ............................          864,673                  --
  Gain from disposal of property ..................         (313,857)                 --
  Changes in assets and liabilities:
     Restricted cash escrows ......................       (1,834,453)           (268,885)
     Tenant receivables ...........................       (1,169,199)           (332,651)
     Note receivable from tenant ..................         (553,443)           (111,773)
     Other assets .................................         (829,947)           (254,979)
     Accounts payable and accrued expenses ........        1,527,457             193,804
                                                       -------------       -------------
Net cash (used in) provided by operating
  activities ......................................          (33,058)           (383,281)

INVESTING ACTIVITIES
Expenditures for real estate ......................     (104,464,536)        (34,702,876)
Expenditures for furniture and equipment ..........         (151,332)                 --
Development of real estate assets .................       (1,180,523)
Proceeds from sale of real estate .................        1,457,223                  --
Deposits on future real estate purchases ..........         (500,993)           (500,000)
                                                       -------------       -------------
Net cash used in investing activities .............     (104,840,161)        (35,202,876)

FINANCING ACTIVITIES
Financing fees ....................................       (1,113,289)           (134,709)
Net (repayments) borrowings under lines of credit         (3,047,655)          2,709,788
Proceeds from mortgage notes payable ..............       37,000,000          24,821,134
(Repayments) proceeds of mortgage note
  payable-- affiliate .............................       (1,639,219)          1,639,219
(Repayments) proceeds of advances from
  affiliate .......................................         (102,873)            (93,589)
Principal payments on mortgage notes payable ......         (754,852)           (173,656)
Net proceeds from sale of common stock ............      193,202,095           5,715,220
Deferred offering costs paid ......................      (16,161,474)            (80,969)
Dividends paid ....................................       (9,455,560)           (369,741)
                                                                           -------------
Net cash provided by financing
  activities ......................................      197,927,173          34,032,697
                                                       -------------       -------------
Net increase (decrease) in cash ...................       93,053,954          (1,553,460)
Cash, beginning of year ...........................          760,859           2,314,319
                                                       -------------       -------------
Cash, end of year .................................    $  93,814,813       $     760,859
                                                       =============       =============


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                        GOVERNMENT PROPERTIES TRUST, INC.
                               FOURTH QUARTER 2004
                              FUNDS FROM OPERATIONS


                                                                   THREE MONTHS                         YEAR ENDED
                                                                ENDED DECEMBER 31,                      DECEMBER 31,
                                                                ------------------                     ------------
                                                            2004               2003               2004                2003
                                                        ------------       ------------       ------------       ------------
Net income (loss) ...................................   $    526,306       $    (42,939)      $ (2,743,531)      $   (382,116)
Adjustments to reconcile to funds from Operations:

  Gain from disposal of property ....................       (313,857)                --           (313,857)                --
  Real estate depreciation and amortization (1) .....      1,205,464            249,612          2,626,193            757,399
                                                        ------------       ------------       ------------       ------------
Funds from Operations ...............................   $  1,417,913       $    206,673       $   (431,195)      $    375,283
                                                        ============       ============       ============       ============
Funds from Operations per common share ..............   $       0.07       $       0.02       $      (0.02)      $       0.44
                                                        ============       ============       ============       ============
Weighted average shares outstanding (2) .............     20,693,202            975,552         19,071,652            836,133
                                                        ============       ============       ============       ============


(1) Excludes depreciation of non-real estate assets of $7,293 and $4,065 for the three months ended December 31, 2004 and 2003, respectively, and $23,554 and $6,690 for the year ended December 31, 2004 and 2003, respectively.

(2)  For the three months ended December 31, 2003 and for the years ended
     December 31, 2004 and 2003, basic and diluted weighted average shares outstanding are the same due to the net loss for these periods. For the three months ended December 31, 2004, the basic and diluted weighted average shares outstanding were 20,518,535 and 20,693,202, respectively.

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                        GOVERNMENT PROPERTIES TRUST, INC.
                               FOURTH QUARTER 2004
        EARNINGS BEFORE INTEREST, TAXES AND DEPRECIATION AND AMORTIZATION


                                                                THREE MONTHS                       YEAR ENDED
                                                             ENDED DECEMBER 31,                   DECEMBER 31,
                                                             ------------------                   ------------
                                                          2004            2003              2004              2003
                                                      -----------      -----------       -----------       -----------
Net income (loss) .................................   $   526,306      $   (42,939)      $(2,743,531)      $  (382,116)
Adjustments for:
  Depreciation and amortization ...................     1,212,756          253,677         2,649,747           764,089
  Interest expense ................................     1,054,698          433,272         2,481,219         1,188,050
  Expense from issuance of warrant (1) ............            --               --         2,097,900                --
                                                      -----------      -----------       -----------       -----------
Earnings before interest, taxes and depreciation
  and amortization .............................. ..   $ 2,793,760      $   644,010       $ 4,485,335       $ 2,334,255
                                                      ===========      ===========       ===========       ===========


(1) Relates to a non-cash expense for the issuance of a warrant in the first quarter of 2004.


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
                        GOVERNMENT PROPERTIES TRUST, INC.
                               FOURTH QUARTER 2004
                                  DEBT SUMMARY


                                            INTEREST     PRINCIPAL       MATURITY          DUE AT
                                              RATE        BALANCE          DATE             DATE
                                          -----------   -----------    ------------     -----------
FIXED INTEREST RATE DEBT
    Charleston SSA Property ...........         5.74%   $13,732,629      05/01/2013     $11,868,419
    Clarksburg GSA Property ...........         5.74%     8,166,010      05/01/2013       7,056,282
    Kingsport SSA Property ............         8.23%     2,249,002      04/01/2010       2,008,307
    Lenexa FDA Property ...............         5.44%     7,958,571      08/11/2009       7,285,440
    Pittsburgh FBI Property ...........         5.50%    20,883,988      08/01/2009      19,033,415
    College Park FDA Property .........         6.75%    16,594,698      01/01/2026         121,230
    Pittsburgh USCIS Property .........         5.13%     8,000,000      12/11/2011       6,893,021
                                                        -----------                     -----------
                                                        $77,784,898                     $54,266,114
                                                        ===========                     ===========


                            DEBT MATURITIES

              YEAR ENDING DECEMBER 31            AMOUNT

             2005........................    $  16,996,272
             2006........................       16,996,272
             2007........................       17,049,916
             2008........................       17,157,204
             2009........................       17,157,204
             Thereafter..................      120,820,246
                                             -------------
                                             $ 206,177,114
                                             =============


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
                        GOVERNMENT PROPERTIES TRUST, INC.
                               FOURTH QUARTER 2004
                               PROPERTY PORTFOLIO

                                                                                                          LEASE
                                                                                          GROSS         MATURITY/
                                 TENANT/         YEAR BUILT/   SQ. FT.       RENT/      ANNUALIZED        EARLY
       LOCATION                 OCCUPANT         RENOVATED     LEASED       SQ. FOOT       RENT        TERMINATION    LEASE TYPE
-----------------------   --------------------  ------------ ----------    ----------  ------------   --------------  -----------
                           United States of
                           American/Drug
Bakersfield, California    Enforcement                                                                   Nov. 2010/     Modified
                           Administration          2000          9,800     $   32.11    $   314,640      Nov. 2008    Gross Lease

                           United States of
                           America/Social
Kingsport, Tennessee       Security                                                                      Oct. 2014/    Modified
                           Administration          1999         22,848     $   17.36    $   396,624      Oct. 2009    Gross Lease

                           United States of
Charleston, West           America/Social
Virginia                   Security                                                                      Dec. 2019/    Modified
                           Administration        1959/1999      90,050     $   22.25    $ 2,004,360         None      Gross Lease

                           United States of
                           America/Department
                           of Justice, Drug
                           Enforcement
Clarksburg, West           Administration,
Virginia                   Federal Bureau of
                           Investigation,          1998         55,443     $   23.26    $ 1,289,724     Jan. 2019/     Modified
                           Social Security                                                               Jan. 2016    Gross Lease
                           Administration

                           United States of
Mineral Wells, West        America/Bureau of                                                            Sep. 2017/     Modified
Virginia                   Public Debt             2003         38,324     $   12.79    $   490,056      Sep. 2012    Gross Lease

                           United States of
Pittsburgh,                America/Federal                                                              Oct. 2016/     Modified
Pennsylvania               Bureau of               2001         87,178     $   37.13    $ 3,236,880        None       Gross Lease
                           Investigation

                           United States of
Lenexa, Kansas             America Food and        1991         53,500     $   22.03    $ 1,178,340     Jun. 2012/     Modified
                           Drug Administration                                                             None       Gross Lease

                           United States of
Baton Rouge, Louisiana     America/Veterans        2004         30,000     $   24.12    $   723,600     Jun. 2019/     Modified
                           Administration                                                                  None       Gross Lease

                           United States of
Charleston, South          America/Federal         1999         44,250     $   37.93    $ 1,678,608     Jul. 2019/     Modified
Carolina                   Courthouse                                                                      None        Net Lease

                           United States of
College Park, Maryland     America Food and        2004         65,760     $   36.17    $ 2,378,316     Aug. 2014/     Modified
                           Drug Administration                                                             None       Gross Lease

                           United States
Pittsburgh,                Citizenship and         2004         36,153     $   33.17    $ 1,199,208     Feb. 2014/     Modified
Pennsylvania               Immigration Services                                                            None       Gross Lease

                           United States of
Parkersburg, West          America/Bureau of                                                            Aug. 2019/     Modified
Virginia                   Public Debt             2004         80,657     $   26.11    $ 2,105,916        None       Gross Lease


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

                        GOVERNMENT PROPERTIES TRUST, INC.
                               FOURTH QUARTER 2004
                         OCCUPANCY AND DELINQUENCY RATES



    During all of 2004 and 2003 each of our properties had no
                                 delinquencies.


          As of December 31, 2004, our total Property Portfolio is 98%
       occupied. The only vacancy is approximately 13,000 square feet in our College Park FDA property.


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

                        GOVERNMENT PROPERTIES TRUST, INC.

                                  LEGAL NOTICES

Forward-looking information

This report contains forward-looking statements. These forward-looking statements include estimates regarding our gross annualized rent.

These and other forward-looking statements can be identified by the use of words such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "intends," "continue," or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.

Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including the fact that our management only recently joined us; we must invest the proceeds of our recent IPO on acceptable terms and timeframes; we depend on the U.S. government for a significant portion of our revenues; our properties may have a higher risk of terrorist attack because the U.S. government is our principal tenant; we plan to incur debt to finance, on average, approximately 75% of the acquisition cost of the properties we buy; some of our leases may not provide for a full pass-through of increases in property operating costs; we may make distributions that include a return of capital as well as the other the risks discussed from time to time in our SEC filings.

All forward-looking statements included in this report are based on information available to us on the date hereof. We assume no obligation to update any forward-looking statements.

Non-GAAP Financial Information

This report contains non-GAAP financial information, including funds from operations (FFO) and earnings before interest, taxes, depreciation and amortization (EBITDA). This report also contains the most directly comparable GAAP information and a GAAP to non-GAAP reconciliation.

We believe FFO and EBITDA are useful to investors as indicators of our ability to service debt and pay cash distributions. We use FFO and EBITDA for internal budgeting and planning purposes.

FFO and EBITDA, as calculated by us, may not be comparable to FFO and EBITDA reported by other companies that do not define these terms exactly as we define them. FFO and EBITDA do not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to operating income or net income determined in accordance with GAAP as an indicator of performance or as an alternative to cash flows from operating activities as an indicator of liquidity.


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